EXHIBIT _____
CARVE-OUT GUARANTY
     THIS UNCONDITIONAL GUARANTY (this “Guaranty”) is dated as of August 1, 2005 and made by TOUSA HOMES, L.P., a Delaware limited partnership (“TOUSA Me TECHNICAL OLYMPIC USA, INC., a Delaware corporation (together with TOUSA Member, jointly and severally, the “Guarantors”), in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as Administrative Agent for the Lenders described below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
     A. Pursuant to that certain Credit Agreement dated as of the date hereof (as the same may be Modified from time to time, the “Loan Agreement”) by and among EH/TRANSEASTERN, LLC, a limited liability company organized under the laws of the state of Delaware and TE/TOUSA SENIOR, LLC, a limited liability company organized under the laws of the state of Delaware (together, jointly and severally, the “Borrowers” and each a “Borrower”), the Lenders from time to time party thereto (the “Lenders”), and Administrative Agent, the Lenders have agreed to make a loan to Borrowers in an initial principal amount of $450,000,000 (the “Loan”), consisting of $335,000,000 aggregate principal amount of Term Loans, and up to $115,000,000 aggregate principal amount of Revolving Commitments.
     B. It is a condition precedent to the making of the Loan by the Lenders that Guarantors shall have executed and delivered this Guaranty to the Administrative Agent.
     C. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.
AGREEMENT
     NOW THEREFORE, to induce the Lenders to extend the Loan to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantors hereby covenant and agree, jointly and severally, as follows:
     1. Guarantee of Obligations. Guarantors do hereby, jointly and severally, unconditionally, absolutely and irrevocably guarantee to the Administrative Agent, for the benefit of the Lenders and their respective successors and assigns, as a primary obligor and not merely as a surety (all the monetary and other obligations referred to in this Section being collectively referred to as the “Guaranteed Obligations”):
                (a) any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable attorney’s fees and expenses) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Administrative Agent or Lenders and arising out of or in connection with the matters listed below:
                (i) fraud or material misrepresentation by any Transaction Party in connection with the Loan Documents;

                (ii) the misappropriation by any Transaction Party or any Affiliate thereof of any Rents or Distributions in violation of Section 6.8;
                (iii) any failure of the Borrower Parties to perform their obligations to properly account to Administrative Agent for any proceeds of insurance or awards or condemnation as required by the Loan Documents, to properly apply same in accordance with the terms and provisions of the Loan Documents, or for the misapplication or misappropriation by the Borrower Parties of condemnation or insurance proceeds;
                (iv) any act by a Transaction Party or any Affiliate thereof constituting intentional misconduct or waste of the Mortgaged Property;
                (v) the Borrower Parties’ failure to observe the covenants set forth in Sections 6.1 and 6.4 of the Credit Agreement;
                (vi) the Borrowers failure to maintain the insurance required to be maintained under the Loan Documents or pay Taxes or Impositions required to be paid under Section 5.8;
                (b) upon the occurrence of any of the following events, all of the Obligations:
                    (i) any Transaction Party files a petition or commences any proceeding as to which such Person is the debtor therein pursuant to the Bankruptcy Code, any successor statute, any similar debtor relief law, or any state insolvency proceedings, or
                    (ii) any Transaction Party shall institute any proceeding for the dissolution or liquidation of a Transaction Party, or shall make an assignment for the benefit of creditors with respect to a Transaction Party, or
                     (iii) any of the actions described in subsections (a) or (b) is commenced or filing is made as to which a Transaction Party is the debtor therein by any Affiliate of any Transaction Parties or through collusion with any third party.
Guarantors further agree that the Guaranteed Obligations may be Modified, waived, accelerated or compromised from time to time, in whole or in part, without notice to or further assent from them, and that they will remain bound upon its guarantee notwithstanding any Modification, waiver, acceleration or compromise of any of the Guaranteed Obligations.
     2. Nature of Guaranty. This is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. Guarantors waive any right to require that any resort be had by the Administrative Agent or any Lender to any of the security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of Borrowers or any other person. This Guaranty may not be revoked by Guarantors and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantors. It is the intent of Guarantors that the obligations and liabilities of Guarantors hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally satisfied, such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantors.
     3. Rights Independent. The obligations of Guarantors hereunder are independent of the Obligations of Borrowers or the obligations of any other Person, including any other Person executing a guaranty of any or all of the Guaranteed Obligations (such Person, an “Other Guarantor”) or any security for the Guaranteed Obligations, and the Administrative Agent may proceed in the enforcement hereof independently of any other right or remedy that the Administrative Agent may at any time hold with respect to the Guaranteed Obligations or any security or other guarantee therefor. The Administrative Agent may file a separate action or actions against Guarantors hereunder, whether action is brought and prosecuted with respect to any security or against Borrowers or any Other Guarantor or any other Person, or whether Borrowers or any Other Guarantor or any other Person is joined in any such action or actions. Guarantors waive the benefit of any statute of limitations affecting their liability hereunder or the enforcement of the Guaranteed Obligations. The liability of Guarantors hereunder shall be reinstated and revived, and the rights of the Administrative Agent and each Lender shall continue, with respect to any amount at any time paid on account of the Guaranteed Obligations which shall thereafter be required to be restored or returned by the Administrative Agent or any Lender upon the bankruptcy, insolvency, or reorganization of Borrowers or any other Person, or otherwise, all as though such amount had not been paid. Guarantors further agree to the extent (i) Borrowers or Guarantors make any payment to the Administrative Agent or any Lender in connection with the Guaranteed Obligations and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the trustee, receiver or any other entity, whether under any Bankruptcy Law or otherwise, or (ii) in the event following the payment in full of the principal amount of the Loan, the Administrative Agent or any Lender is subject to further liability, loss, or expense covered by the indemnification obligations set forth in the Loan Documents (the payments and obligations referred to in clauses (i) and (ii) above are hereafter referred to, collectively, as “Preferential Payments”), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by the Administrative Agent or such Lender, the Guaranteed Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.
     4. Authority to Modify the Guaranteed Obligations. Each Guarantor authorizes the Administrative Agent and each Lender, without notice to or demand on Guarantors and without affecting its liability hereunder or the enforceability hereof, from time to time to: (a) Modify, waive, accelerate or compromise the time for payment or the terms of the Guaranteed Obligations or any part thereof, including increase or decrease the rates of interest thereon; (b) Modify, waive, accelerate, compromise, or enter into or give any agreement, approval, or consent with respect to, the Guaranteed Obligations or any part thereof or any of the Loan Documents or any security or additional guaranties, or any condition, covenant, default, remedy, right, representation, or term thereof or thereunder; (c) accept new or additional instruments, documents, or agreements in exchange for or relative to any of the Loan Documents or the Guaranteed Obligations or any part thereof; (d) accept partial payments on the Guaranteed

Obligations; (e) receive and hold additional security or guaranties for the Guaranteed Obligations or any part thereof or this Guaranty; (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer, and enforce the Guaranteed Obligations or any security or any other guaranties, and apply any security and direct the order or manner of sale thereof as the Administrative Agent or such Lender in its discretion may determine; (g) release Borrowers or any other Person or any Other Guarantor from any personal liability with respect to the Guaranteed Obligations or any part thereof; (h) settle, release on terms reasonably satisfactory to the Administrative Agent or such Lender or by operation of law or otherwise, compound, compromise, collect, or otherwise liquidate or enforce any of the Guaranteed Obligations and any security or other guarantee in any manner, consent to the transfer of any security, and bid and purchase at any sale; and (i) consent to the merger or any other change, restructure, or termination of the corporate existence of Borrowers or any other Person and correspondingly restructure the Guaranteed Obligations, and any such merger, change, restructure, or termination shall not affect the liability of Guarantors hereunder or the enforceability hereof with respect to all Guaranteed Obligations.
     5. Waiver of Defenses.
           (a) Each Guarantor waives any right to require the Administrative Agent or any Lender, prior to or as a condition to the enforcement of this Guaranty, to: (i) proceed against Borrowers or any other Person or any Other Guarantor; (ii) proceed against or exhaust any security for the Guaranteed Obligations or to marshal assets in connection with foreclosing collateral security; (iii) give notice of the terms, time, and place of any public or private sale of any security for the Guaranteed Obligations; or (iv) pursue any other remedy in the Administrative Agent’s or such Lender’s power whatsoever.
           (b) Each Guarantor waives any defense arising by reason of: (i) any disability or other defense of Borrowers or any other Person with respect to the Guaranteed Obligations; (ii) the unenforceability or invalidity of the Guaranteed Obligations, any of the Loan Documents or any security or any other guarantee for the Guaranteed Obligations, or the lack of perfection or failure of priority of any security for the Guaranteed Obligations; (iii) the cessation from any cause whatsoever of the liability of Borrowers or any other Person or any Other Guarantor (other than by reason of the full payment and discharge of the Guaranteed Obligations); (iv) any act or omission of the Administrative Agent or any Lender or any other Person which directly or indirectly results in or aids the discharge or release of Borrowers or any other Person or the Guaranteed Obligations or any security or other guarantee therefor by operation of law or otherwise; (v) the taking or accepting of any other security, collateral or guaranty, or other assurance of the payment or performance of all or any of the Guaranteed Obligations; (vi) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment by the Administrative Agent or any Lender (including any negligent impairment but excluding any gross negligent or willful impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations; (vii) the failure of the Administrative Agent, any Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security (but excluding any gross negligence or willful misconduct on the part of the Administrative Agent or any Lender); (viii) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the indebtedness evidenced by the Notes or the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantors that Guarantors are not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations or any security interest in such collateral; (ix) any payment by Borrowers to the Administrative Agent or any Lender is held to constitute a preference under the Bankruptcy Code or any another federal, state or local laws concerning bankruptcy, insolvency, reorganization or relief of debtors, or for any reason the Administrative Agent or any Lender is required to refund such payment or pay such amounts to Borrowers or any other Person legally entitled thereto; and (x) any and all other suretyship or defenses that may be available to Guarantors.
           (c) Each Guarantor waives: (i) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and all other notices of any kind or nature whatsoever with respect to the Guaranteed Obligations, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Guaranteed Obligations; (ii) any rights to set-offs, recoupments, claims or counterclaims; and (iii) any right to revoke or terminate this Guaranty.
     6. Subordination.
           (a) Each Guarantor hereby covenants and agrees that the principal of, or interest on, all now existing and hereafter arising Indebtedness of Borrowers to Guarantors (the “Claims”) and all rights and remedies of Guarantors with respect thereto and any lien securing payment thereof are and shall continue to be subject, subordinate and rendered junior in the right of payment to all amounts due and payable in respect of the Guaranteed Obligations, as the same may be Modified, waived, accelerated or compromised from time to time.
           (b) Guarantors represent and warrant to the Administrative Agent that Guarantors are or will be the sole and absolute owners of the Claims and have not sold, assigned, transferred or otherwise disposed of any right they may have to repayment of the Claims or any security therefor. Guarantors hereby further covenant and agree that upon the occurrence and during the continuation of any Potential Default or Event of Default, until the Guaranteed Obligations are paid and performed in full: (i) Guarantors will not receive, directly or indirectly, any payment, advance, credit or further security of any kind whatsoever on account of the Claims; (ii) Guarantors will not sell, assign, transfer or endorse the Claims or any part or evidence thereof; (iii) Guarantors will not Modify the Claims or any part or evidence thereof; and (iv) Guarantors will not take, or permit any action to be taken, to assert, collect or enforce the Claims or any part thereof.
           (c) Upon any distribution of all of the assets of any Borrower to its creditors upon the dissolution, winding up, liquidation, arrangement, or reorganization of any Borrower, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Borrower or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which is payable or deliverable upon or with respect to the Claims shall be held in trust for the Administrative Agent and the Lenders and shall be paid over or delivered to the Administrative Agent for the benefit of the Lenders to be applied against the payment or prepayment of the Guaranteed Obligations until the Guaranteed Obligations shall have been indefeasibly paid in full. If any proceeding referred to in the preceding sentence is commenced by or against any Borrower: (i) the Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of Guarantors or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claims or enforcing any security interest or other lien securing payment of the Claims) as the Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Administrative Agent hereunder; and (ii) Guarantors shall duly and promptly take such action as the Administrative Agent may reasonably request (A) to collect the Claims for account of the Administrative Agent and to file appropriate claims or proofs of claim in respect of the Claims, (B) to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as it may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claims, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claims.
           (d) All payments or distributions upon or with respect to the Claims which are received by Guarantors contrary to the provisions of this Guaranty shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds and property held by Guarantors and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Guaranteed Obligations.
     7. Deferral of Subrogation. Until all of the Guaranteed Obligations have been paid and performed in full, (i) Guarantors shall not exercise any rights of subrogation, contribution or reimbursement against any Borrower or any Other Guarantor of the Guaranteed Obligations, and (ii) Guarantors shall not exercise any right to enforce any right, power or remedy which the Administrative Agent or any Lender now has or may in the future have against Borrowers or any Other Guarantor and any benefit of, and any right to participate in, any security for this Guaranty or for the obligations of Borrowers or any Other Guarantor now or in the future held by the Administrative Agent or any Lender. If Guarantors nevertheless receive payment of any amount on account of any such subrogation, contribution or reimbursement rights or otherwise in respect of any payment by Guarantors of the Guaranteed Obligations prior to payment and performance in full of all of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Administrative Agent and immediately paid to the Administrative Agent for application to the Guaranteed Obligations in such order and manner as the Administrative Agent may determine.
     8. Condition of Borrowers. Each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Lenders that: (a) this Guaranty is executed at the request of Borrowers; (b) such Guarantor has established adequate means of obtaining from Borrowers on a continuing basis financial and other information pertaining to the business of each such Borrower; (c) such Guarantor is now and will continue to be adequately familiar with the business, operations, condition, and assets of Borrowers; (d) such Guarantor will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents; and (e) the agreements, waivers and acknowledgements contained herein are knowingly made in contemplation of such benefits. Each Guarantor hereby waives and relinquishes any duty on the part of the Administrative Agent or any Lender to disclose to Guarantors any matter, fact or thing relating to the business, operations, condition, or assets of Borrowers now known or hereafter known by the Administrative Agent or any Lender during the life of this Guaranty. With respect to any of Guaranteed Obligations, neither the Administrative Agent nor any Lender need inquire into the powers of Borrowers or the officers or employees acting or purporting to act on its behalf, and all Guaranteed Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guaranteed hereby.
     9. Representations and Warranties of Guarantors. Each Guarantor represents and warrants to the Administrative Agent that all of representations and warranties relating to such Guarantor contained in the Loan Agreement are true and correct. Each Guarantor further represents and warrants to the Administrative Agent that all of the representations and warranties set forth in Schedule 1 hereto are true and correct as of the date hereof.
     10. Payments. All payments made by Guarantors to or for the account of the Administrative Agent or any Lender shall be made without condition or deduction of any kind, including for any counterclaim, defense, recoupment of set-off. All payments made by Guarantors hereunder shall be made free and clear of and without deduction for any present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto (collectively, “Taxes”). Guarantors shall pay such Taxes and shall promptly furnish to the Administrative Agent copies of any tax receipts or such evidence of payment as the Administrative Agent or any Lender may reasonably require.
     11. Costs and Expenses in Enforcement. Guarantors agree to pay to the Administrative Agent all out of pocket advances, charges, costs, and expenses, including reasonable attorneys fees, incurred or paid by the Administrative Agent in exercising any right, power, or remedy conferred by this Guaranty, or in the enforcement of this Guaranty, whether or not an action is filed in connection therewith.
     12. Notices. All notices, requests, demands and other communications which are required or may be given under this Guaranty shall be in writing and shall be delivered to the parties hereto in the manner provided in the Loan Agreement to the following addresses:

To Guarantors:	Technical Olympic USA, Inc.
Suite 500-N
4000 Hollywood Blvd.
Hollywood, FL 33021
Facsimile: (954) 364-4037
Attention: Patricia M. Petersen, Esq.

c/o TOUSA Homes, L.P.
c/oTechnical Olympic USA, Inc.
Suite 500-N
4000 Hollywood Blvd.
Hollywood, FL 33021
Facsimile: (954) 364-4037
Attention: Patricia M. Petersen, Esq.

with a copy to:	Greenberg Traurig P.A.
1221 Brickell Avenue
Miami, FL 33131
Facsimile: (305) 579-0717
Attention: Paul Berkowitz, Esq.

To Administrative Agent:	Deutsche Bank Trust Company Americas
200 Crescent Court, Suite 550
Dallas, Texas 75201
Facsimile: (214) 740-7910
Attention: Ann Ramsey

With a copy to:	Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Facsimile: (213) 891-8763
Attention: Donald I. Berger, Esq.
Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided above.
     13. Termination. The guarantees made hereunder (a) shall terminate when all of the Guaranteed Obligations have been indefeasibly paid and performed in full, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Lender or Guarantors upon the bankruptcy or reorganization of any Borrower, Guarantors or otherwise.
     14. No Waiver; Cumulative Remedies. The rights, powers and remedies of the Administrative Agent hereunder and under the other Loan Documents are cumulative and in addition to all rights, power and remedies provided under any and all agreements among Guarantors, Borrowers, the Administrative Agent and the Lenders relating to the Guaranteed

Obligations, at law, in equity or otherwise. Any delay or failure by the Administrative Agent to exercise any right, power or remedy shall not constitute a waiver thereof by the Administrative Agent or the Lenders, and no single or partial exercise by the Administrative Agent of any right, power or remedy shall preclude any other or further exercise thereof or any exercise of any other rights, powers or remedies. Without limiting the foregoing, the Administrative Agent on behalf of the Lenders is hereby authorized to demand specific performance of this Guaranty at any time when Guarantors shall have failed to comply with any of the provisions of this Guaranty applicable to it.
     15. Amendments. Subject to Section 9.2 of the Loan Agreement, this Guaranty may be Modified only by, and none of the terms hereof may be waived without, a written instrument executed by Guarantors and the Administrative Agent.
     16. Waivers. Each Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with such Guarantor’s full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.
     17. Binding Agreement. This Guaranty and the terms, covenants, and conditions hereof shall be binding upon and inure to the benefit of Guarantors, the Administrative Agent, each Lender, and their respective successors and assigns; provided, however, that Guarantors shall not be permitted to transfer, convey, assign or delegate this Guaranty or any interest herein without the prior written consent of the Administrative Agent and, to the extent required pursuant to the Loan Agreement, the Lenders. Each Lender may assign its interest hereunder in whole or in part in connection with an assignment of its interest in the Guaranteed Obligations pursuant to Section 9.8(1) of the Loan Agreement.
     18. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
     19. JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY. EACH GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

     20. WAIVER OF JURY TRIAL. EACH GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES TO THE LOAN AGREEMENT AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.
     21. Severability. In case any one or more of the provisions contained in this Guaranty should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     22. Miscellaneous. All words used herein in the plural shall be deemed to have been used in the singular, and all words used herein in the singular shall be deemed to have been used in the plural, where the context and construction so require. Section headings in this Guaranty are included for convenience of reference only and are not a part of this Guaranty for any other purpose.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the date first written above.

GUARANTORS:

TECHNICAL OLYMPIC USA, INC.

By:	/s/ Tommy McAden

Name: Tommy McAden
Title: Executive Vice President

TOUSA HOMES, L.P.

By:	/s/ Tommy McAden

Name: Tommy McAden
Title: Executive Vice President
Signature page to Senior Carve-Out Guaranty

Schedule 1
Representations and Warranties of Each Guarantor
     1. Organization; Requisite Power and Authority; Qualification.
(a)	Such Guarantor (A) is either a corporation, a limited partnership or a limited liability company duly incorporated, formed or organized, validly existing, and in good standing under the laws of the state of its incorporation, organization and/or formation, (B) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the failure to be so qualified and in good standing will have or is reasonably expected to have a Material Adverse Effect, and (C) has all requisite corporate, partnership or limited liability company power and authority to own, operate and encumber its Property and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by this Agreement.

(b)	True, correct and complete copies of the Organizational Documents of such Guarantor have been delivered to the Administrative Agent and have not been Modified except to the extent indicated therein. All of the Organizational Documents are in full force and effect, and there are no defaults under such Organizational Documents (including with respect to any restrictions on Indebtedness contained therein), and no events which, with the passage of time or giving of notice or both, would constitute a default under such Organizational Documents (including with respect to any restrictions on Indebtedness contained therein).

(c)	Such Guarantor has the requisite power and authority to execute, deliver and perform this Agreement and each of the other Loan Documents which are required to be executed on its behalf. The execution, delivery and performance of each of the Loan Documents which must be executed in connection with this Agreement by such Guarantor and to which such Guarantor is a party and the consummation of the transactions contemplated thereby are within such Guarantor’s partnership, company, or corporate powers, have been duly authorized by all necessary partnership, company, or corporate action and such authorization has not been rescinded. No other partnership, company, or corporate action or proceedings on the part of such Guarantor is necessary to consummate such transactions.

(d)	Each of the Loan Documents to which such Guarantor is a party has been duly executed and delivered on behalf of such Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to bankruptcy, insolvency, reorganization, or other laws affecting creditors’ rights generally and to principles of equity, regardless of whether considered in a proceeding in equity or at law), is in full force and effect and all the terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by such Guarantor on or before the Closing Date have been performed or complied with, and no Potential Default or Event of Default exists thereunder.

     2. No Conflict. As of the Closing Date, the execution, delivery and performance by such Guarantor of the Loan Documents to which it is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to such Guarantor, (ii) any of the Organizational Documents of such Guarantor, or (iii) any order, judgment or decree of any court or other agency of government binding on such Guarantor, except in the case of clauses (i), (ii) and (iii) to the extent such violation will not result in a Material Adverse Effect; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material Contractual Obligation of such Guarantor, except to the extent such conflict, breach or default will not result in a Material Adverse Effect; or (c) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of such Guarantor except for such approvals or consents which will be obtained on or before the Closing Date and except for any such approvals or consents the failure of which to obtain will not result in a Material Adverse Effect.
     3. No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to such Guarantor’s Knowledge, threatened by or against such Guarantor or against such Guarantor’s Properties or revenues which is likely to be adversely determined and which, if adversely determined, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The performance of any action by such Guarantor required or contemplated by any Loan Documents is not restrained or enjoined (either temporarily, preliminarily or permanently).